Exhibit 1.1

Pinterest, Inc.

Class A Common Stock, Par Value $0.00001 Per Share

Underwriting Agreement

[●], 2019

Goldman Sachs & Co. LLC,

J.P. Morgan Securities LLC

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Pinterest, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom you are acting as Representatives, an aggregate of [●] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [●] additional shares (the “Optional Shares”), of Class A common stock, par value $0.00001 per share (“Stock”), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

The Company and the Underwriters, in accordance with the requirements of Rule 5121 (“Rule 5121”) of Financial Industry Regulatory Authority Inc. (“FINRA”) and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Allen & Company LLC (“Allen & Co.”) as a “qualified independent underwriter” (the “QIU”) within the meaning of Rule 5121 in connection with the offering and sale of the Shares. No compensation will be paid to the QIU for its services.

1.    The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)    A registration statement on Form S-1 (File No. 333-230458) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act is hereinafter called a “Section 5(d) Communication”; and any Section 5(d) Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Section 5(d) Writing”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”;

(b)    (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement);

(c)    For the purposes of this Agreement, the “Applicable Time” is ___:___ __.m. New York time on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(b) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto and each Section 5(d) Writing listed on Schedule II(c) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus listed on Schedule II(a)

hereto, and each Section 5(d) Writing listed on Schedule II(c) hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(e)    Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (A) the exercise or settlement (including any “net” or “cashless” exercises or settlements), if any, of stock options or restricted stock units or the award, if any, of stock options or restricted stock or the vesting of restricted stock units or restricted stock in the ordinary course of business, in each case, pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase of shares of Stock which were issued pursuant to the early exercise of stock options by option holders or pursuant to agreements providing for an option to repurchase or right of first refusal by the Company pursuant to the Company’s repurchase rights that are described in the Pricing Prospectus and Prospectus or the Registration Statement or filed as an exhibit to the Registration Statement, or (C) the issuance, if any, of stock upon conversion or exercise of Company securities (including any outstanding warrants) as described in the Pricing Prospectus and the Prospectus) or any material change in short-term or long-term debt of the Company or any of its subsidiaries or any dividend or distribution of any kind, set aside for payment, paid or made by the Company on any class of capital stock of the Company or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting the business, general affairs, management, consolidated financial position, consolidated stockholders’ equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus;

(f)    The Company and its subsidiaries do not own any real property. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title to all personal property (other than with respect to Intellectual Property, title to which is addressed exclusively in Section 1(aa) below) owned by them, in each case, free and clear of all liens, encumbrances and defects, except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to the Company’s knowledge, under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting rights or remedies of creditors generally; (ii) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(g)    The Company has been (i) duly organized and is validly existing and in good standing under the laws of the state of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each subsidiary of the Company has been duly organized and is validly existing as a corporation or other entity, as applicable, in good standing (or the foreign equivalent) under the laws of its jurisdiction of organization, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(h)    The Company has an authorized capitalization as described as “actual” under the section titled “Capitalization” in the Pricing Prospectus, and, as of each Time of Delivery, the Company has authorized capitalization as described as “pro forma as adjusted” under the section titled “Capitalization” in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the capital stock contained in the Pricing Disclosure Package and Prospectus; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and all of the issued shares of capital stock and equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Prospectus and the Prospectus;

(i)    The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, in each case other than rights which have been complied with or waived;

(j)    The issue and sale of the Shares by the Company and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of (i) the Company or (ii) any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of (A), (B)(ii) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by FINRA of the underwriting terms and arrangements, the approval for listing on the New York Stock Exchange (the “Exchange”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(k)    Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii) and, with respect to the Company’s subsidiaries, in the case of clause (i), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(l)    The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock, under the caption under the caption “Material U.S. Federal Income Tax Considerations to Non-U.S. Holders” and under the caption “Underwriting (Conflicts of Interest)”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(m)    Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; provided that, for purposes of this Section 1(m) officer shall have the meaning of Section 16(a) of the Exchange Act; and, to the Company’s knowledge, no such Actions are threatened or contemplated by governmental authorities or threatened by others; and (i) there are no current or pending Actions that are required under the Act to be described in the Pricing Prospectus that are not so described in all material respects and (ii) there are no contracts or other documents of a character required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Pricing Prospectus that are not so filed or described as required;

(n)    The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(o)    At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(p)    Ernst & Young LLP, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(q)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles applied in the United States (“GAAP”) and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company is not aware of any material weaknesses in its internal control over financial reporting; provided, however, that this subsection does not require that the Company comply with Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith as of an earlier date than it would otherwise be required to so comply under applicable law;

(r)    Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(s)    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(t)    This Agreement has been duly authorized, executed and delivered by the Company;

(u)    None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, the Bribery Act 2010 of the United Kingdom or made a violation of or is in violation of any other applicable anti-bribery or anti-corruption law;

(v)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the applicable anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(w)    None of the Company or any of its subsidiaries nor any director or officer of the Company or any or its subsidiaries nor, to the knowledge of the Company, any agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S.

Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to unlawfully fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person participating in the transaction, whether as underwriter, advisor, investor or otherwise, of Sanctions;

(x)    The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(y)    From the time of initial confidential submission of a registration statement relating to the Shares with the Commission (or, if earlier, the first date on which a Section 5(d) Communication was made) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(z)    There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or any of its subsidiaries under the Act except as have been validly waived or complied with;

(aa)    Except as disclosed in the Pricing Prospectus, the Company and its subsidiaries own or possess, or can acquire on commercially reasonable terms, adequate rights to use all patents, patent rights, licenses, inventions, copyrights, know-how, trade secrets (and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), proprietary processes, algorithms, models and methods, trademarks, service marks, trade names, domain names, logos, data and databases, and other intellectual property rights, including rights of publicity and privacy (collectively, “Intellectual Property”) necessary to carry on their respective businesses as now conducted or as set forth in the Pricing Prospectus (the “Company

Intellectual Property”), except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Other than as set forth in the Pricing Prospectus, (i) neither the Company nor any of its subsidiaries has received any written notice or claim of any infringement, misappropriation or other violation of, or conflict with, asserted rights of others with respect to any Intellectual Property, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by any party challenging the validity, scope, enforceability or ownership of any Company Intellectual Property owned by the Company or its subsidiaries, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, there is no material infringement, misappropriation or other violation by third parties of any Company Intellectual Property owned by the Company or its subsidiaries. The Company and its subsidiaries have taken all commercially reasonable steps to maintain the confidentiality of all material trade secrets and other confidential information owned by the Company or any of its subsidiaries that the Company in its reasonable business judgment wishes to maintain as trade secrets. The Company and its subsidiaries have used all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Materials”) in compliance with all license terms applicable to such Open Source Materials, except where the failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the proprietary software (excluding any tools or software used solely internally by the Company or its subsidiaries) of the Company or any of its subsidiaries (such software, “Company Proprietary Software”) incorporates or uses Open Source Materials in a manner that requires or has required any Company Proprietary Software to be disclosed or distributed in source code form, or licensed for the purpose of making derivative works, or imposes restrictions on the consideration to be charged for the distribution thereof (including requiring any Company Proprietary Software to be redistributed at no charge or minimal charge), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(bb)    Except as disclosed in the Pricing Prospectus, the Company and its subsidiaries (i) have operated their respective businesses in a manner compliant (and are presently in compliance) with its third-party contractual obligations, and all privacy and data protection laws and regulations (including the General Data Protection Regulation and applicable national laws supplementing the same), applicable to the Company’s and its subsidiaries’ receipt, collection, handling, processing, sharing, transfer, usage, protection, disposal, disclosure and storage of all user data, device data, personal data and personally identifiable information (including, to the extent applicable, financial data, IP addresses, device identifiers and website usage activity) (such user data and personally identifiable information, “Personal and Device Data” and such obligations, laws and regulations, “Privacy Legal Obligations”), and (ii) have implemented, maintained, and complied with, and are in compliance with, policies and procedures designed to ensure compliance with Privacy Legal Obligations, and the privacy, security and confidentiality of all Personal and Device Data handled, processed, collected, shared, transferred, used, disposed of, disclosed and/or stored by the Company or any of its subsidiaries, in each case of (i) and (ii), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Pricing Prospectus, (x) neither the Company nor any of its subsidiaries has experienced any material security incident that has compromised the privacy and/or security of any Personal and

Device Data and (y) the Company and its subsidiaries have taken commercially reasonable steps to protect the information technology systems and data used or held for use in connection with the operation of the Company and/or its subsidiaries’ respective businesses, and establish commercially reasonable disaster recovery and security plans, procedures and facilities for their respective businesses, in each case of (x) and (y), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Other than as set forth in the Pricing Prospectus, neither the Company nor any of its subsidiaries has received any notice, request or other communication from any government regulatory or supervisory authority or claim from any person, or has been subject to any enforcement action, in each case, relating to a breach or alleged breach of Privacy Legal Obligations which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

(cc)    Nothing has come to the attention of the Company that has caused the Company to believe that any statistical, industry-related and market-related data included in the Pricing Prospectus are not based on or derived from sources that are reliable and accurate in all material respects;

(dd)     The Company and its subsidiaries taken as a whole are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the reasonable judgment of the Company, prudent and customary in the business in which it is engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect;

(ee)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries have filed all material federal, state, local and non-U.S. tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon. No tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

(ff)    The Company has not sold or issued any shares of capital stock during the six-month period preceding the date of the Pricing Prospectus, including any sales pursuant to Rule 144A or Regulation D of the Act, other than (i) shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, restricted stock units, rights or warrants, or (ii) as disclosed in the Registration Statement and the Pricing Prospectus;

(gg)    The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances, wastes or materials, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(hh)    Except as would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries possess, and are in compliance with the terms of, all certificates, authorizations, franchises, licenses and permits (“Business Licenses”) necessary to the conduct of the business now conducted and the Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any Business Licenses;

(ii)    (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and (iv) there has not occurred or is reasonably likely to occur a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (iv) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(jj)    There are no debt securities, convertible securities or preferred stock of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act;

(kk)    Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided, however, that the Company makes no representation or warranty with respect to the actions of the Underwriters;

(ll)     To the Company’s knowledge, there are no relationships or related-party transactions involving the Company, any of the subsidiaries or consolidated affiliated entities, or any other person required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus which have not been described as required;

(mm)    No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement or the Pricing Prospectus has been made or reaffirmed by the Company without a reasonable basis or has been disclosed by the Company other than in good faith; and

(nn)    The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement (or earlier, if required by applicable provisions), it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act that will become applicable to the Company after the effectiveness of the Registration Statement.

2.    Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[●], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [●] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of thirty (30) calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two (2) or later than ten (10) business days after the date of such notice.

3.    Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Pricing Prospectus and the Prospectus.

4.    (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight (48) hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight (48) hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on [●], 2019 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(k) hereof, will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California 94301 (the “Closing Location”), and the Shares will be delivered at the DTC or its designated custodian offices, all at such Time of Delivery. A meeting will be held at the Closing Location at [●] p.m., New York time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.    The Company agrees with each of the Underwriters:

(a)    To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all materials required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)    Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required or subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation);

(c)    Prior to 10:00 a.m., New York time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed by the Company and you) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer (whose name and address the Underwriters shall furnish to the Company) in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)    To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen (16) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)    (i) During the period beginning from the date hereof and continuing to and including the date that is one hundred and eighty (180) days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition, confidential submission or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives; provided, however, that the foregoing restrictions shall not apply to (a) the Shares to be sold hereunder, (b) the conversion and reclassification of the outstanding equity securities of the Company prior to the first Time of Delivery as described in the Pricing Prospectus and the Prospectus, (c) the issuance by the Company of shares of Stock upon the exercise of an option or warrant, the settlement of restricted stock units or the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and described in the Pricing Prospectus, (d) the issuance by the Company of shares of Stock, any options or warrants to purchase shares of Stock or any securities convertible into, exchangeable for or that represent the right to receive shares of Stock, in each case, pursuant to the Company’s equity plans that are described in the Pricing Prospectus, (e) the issuance by the Company of shares of Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Stock in connection with (i) the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such agreement, or (ii) the Company’s joint ventures, commercial relationships and other strategic transactions, (f) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to the Company’s equity plans that are described in the Pricing Prospectus or any assumed employee benefit plan contemplated by clause (e) or (g) the Shares reserved for issuance to or the benefit of a charitable organization, as described in the Pricing Prospectus; provided that, in the case of clause (e), the aggregate number of shares of Stock (or as-converted Stock in the case of securities convertible into Stock or the right to receive shares of Stock) that the Company may sell or issue or agree to sell or issue pursuant to clause (e) shall not exceed ten (10)% of the total number of shares of Stock outstanding immediately following the offering of the Shares contemplated by this Agreement; and provided further that, that in the case of clauses (c), (d), (e) and (g), the Company shall cause each recipient of such securities to execute and deliver to the Representatives, on or prior to the issuance of such securities, a lock-up agreement as described in Section 8(j) hereof to the extent not already executed and delivered by such recipients as of the date hereof, provided that in the case of clauses (c) or (d) such lock-up agreement shall only be required if the recipient of such securities is (1) a member of the Company’s board of directors or an executive officer or (2) beneficial holder of 0.125% or more of the capital stock of the Company and not subject to a “market stand-off” provision applicable as of the date of this agreement;

(ii)

If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up agreement described in Section 8(j) hereof for an executive officer or director of the Company and provide the Company with notice of the impending release or waiver at least three (3) business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two (2) business days before the effective date of the release or waiver, if required by an applicable FINRA rule;

(iii)

During the lock-up period set forth in form of the lock-up agreement attached hereto as Annex II, to the extent that any agreement between the Company and any holder of Stock or any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, contains or references any restriction similar to the restrictions contained in Annex II or any other form of “lock-up” or “market stand-off” provision, the Company will not waive any such restriction with respect to any holder without the prior written consent of the Representatives and will take all reasonable actions necessary to enforce any such restriction; provided that, this Section 5(e)(iii) shall not prohibit the Company from effecting such a waiver to permit a transfer of securities which is permissible under the form of lock-up agreement attached hereto as Annex II.

(f)    During a period of three (3) years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that no reports, documents or other information need to be furnished pursuant to this Section 5(f) to the extent that they are available on EDGAR;

(g)    During a period of three (3) years from the effective date of the Registration Statement, so long as the Company is subject to the ongoing reporting requirements of either Section 13 or 15(d) of the Exchange Act, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that no reports, documents or other information need to be furnished pursuant to this Section 5(g) to the extent that they are available on EDGAR or to the extent such provision of such reports, documents or other information would require public disclosure by the Company under Regulation FD;

(h)    To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i)    To use its best efforts to list, subject to notice of issuance, the Shares on the Exchange;

(j)    To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(l)    Upon written request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo (the “Company Marks”) for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee, may not be (whether in whole or in part) assigned, transferred or sublicensed by any Underwriter, and the Company has the right to review, approve of and revoke any such use of the Company Marks;

(m)    To promptly notify you if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery; and

(n)    The Company will not take, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the any security of the Company to facilitate the sale or resale of the Shares.

6.    (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus whether or not required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) hereto;

(b)    The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c)    The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Section 5(d) Writing prepared or authorized by it any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Section 5(d) Writing prepared or authorized by it would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Section 5(d) Writing or other document which will correct such conflict, statement or omission provided, however, that this representation and agreement shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d)    The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Section 5(d) Communications, other than Section 5(d) Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Section 5(d) Writings, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(c) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Section 5(d) Communications; and

(e)    Each Underwriter represents and agrees that (i) any Section 5(d) Communications undertaken by it were with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act and (ii) it has not and will not distribute or authorize any other person to distribute, any Section 5(d) Writings, other than those distributed with the prior consent or authorization of the Company.

7.    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Section 5(d) Writing, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable and documented out-of-

pocket fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (such fees and disbursements of counsel for the Underwriters pursuant to this Section 7 shall not exceed $45,000); (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides, graphics and videos, fees and expenses of any consultants engaged by or with the explicit written consent of the Company in connection with the road show presentations, and travel and lodging expenses of the representatives and officers of the Company (which, for the avoidance of doubt, shall not include the Underwriters and their representatives), including 50% of the third party costs of any private aircraft incurred in connection with such road show engaged with the explicit prior consent of the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, any advertising expenses connected with any offers they may make, all travel expenses of the Underwriters and their representatives, and all lodging expenses of the Underwriters and their representatives in connection with the road show.

8.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all materials required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)    Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus as well as such other related matters as you may reasonably request and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)    Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company, shall have furnished to you their written opinion or opinions (a form of each such opinion is attached hereto as Annex III), dated such Time of Delivery, in form and substance satisfactory to you;

(d)    Christine Flores, General Counsel of the Company, shall have furnished to you her written opinion (a form of such opinion is attached hereto as Annex IV), dated such Time of Delivery, in form and substance satisfactory to you;

(e)    Potter Anderson & Corroon LLP, Delaware counsel for the Company, shall have furnished to you their written opinion, or opinions (a form of such opinion is attached hereto as Annex V) dated such Time of Delivery, in form and substance satisfactory to you;

(f)    On the date of the Prospectus and substantially concurrently with the execution of this Agreement, at 9:30 a.m. (New York City time) on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(g)    (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been (x) any change in the capital stock (other than as a result of (A) the exercise or settlement (including any “net” or “cashless” exercises or settlements), if any, of stock options or restricted stock units or the award, if any, of stock options or restricted stock or the vesting of restricted stock units or restricted stock in the ordinary course of business, in each case, pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase of shares of Stock which were issued pursuant to the early exercise of stock options by option holders or pursuant to agreements providing for an option to repurchase or right of first refusal by the Company pursuant to the Company’s repurchase rights that are described in the Pricing Prospectus and Prospectus or the Registration Statement or filed as an exhibit to the Registration Statement or (C) the issuance, if any, of stock upon conversion or exercise of Company securities (including any outstanding warrants) as described in the Pricing Prospectus and the Prospectus) or any material change in short-term or long-term debt of the Company or any of its subsidiaries or any dividend or distribution of any kind, set aside for payment, paid or made by the Company on any class of capital stock of the Company or (y) any Material Adverse Effect, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or The Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives’ judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(i)    The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

(j)    The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from (i) each stockholder of the Company listed on Schedule III hereto, (ii) each member of the Company’s board of directors and (iii) each executive officer of the Company, substantially to the effect set forth in Annex II hereto in form and substance reasonably satisfactory to you;

(k)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(l)    The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request; and

(m)    The Company shall have furnished or caused to be furnished to you at such Time of Delivery a certificate of the chief financial officer of the Company (a form of which is attached hereto as Annex VI) as to the accuracy of certain financial and other information included in the Registration Statement, the Pricing Prospectus and the Prospectus, in form and substance mutually agreed between the Representatives and the Company.

9.    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Section 5(d)

Writing prepared and authorized by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Section 5(d) Writing, in reliance upon and in conformity with the Underwriter Information. The Company also agrees to indemnify and hold harmless Allen & Co. and each person, if any, who controls Allen & Co. within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, or liabilities (or actions in respect thereof) incurred as a result of Allen & Co.’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 in connection with the offering of the Shares, except for any losses, claims, damages, or liabilities (or actions in respect thereof) resulting from Allen & Co.’s, or such controlling person’s, willful misconduct.

(b)    Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Section 5(d) Writing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Section 5(d) Writing, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the marketing names of the Underwriters set forth on the cover page; the legal names of the Underwriters and their respective participation in the sale of the Shares in the table set forth in the [first] paragraph under the caption “Underwriting (Conflicts of Interest)”, (ii) the concession and reallowance figures appearing in the [sixth] paragraph under the caption “Underwriting (Conflicts of Interest)”, and (iii) the information contained in the [tenth, eleventh and twelfth] paragraphs under the caption “Underwriting (Conflicts of Interest)” concerning short sales, stabilizing transactions and purchases to cover positions created by short sales by the Underwriters.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified person unless (i) the indemnifying person and the indemnified person shall have mutually agreed to the contrary; (ii) the indemnifying person has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified person; (iii) the indemnified person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying person and the indemnified person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Benefits, if any, received by the QIU in its capacity as such shall be deemed to be equal to the compensation, if any, received by the QIU for acting in such capacity. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the QIU, in its capacity as such, shall not be responsible for any amount in excess of the compensation received by the QIU for acting in such capacity. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to subsection (a) above, in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the QIU in its capacity as such and all persons, if any, who control such QIU within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

(e)    The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10.    (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.    (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For the purposes of this Section 11, the following terms have the assigned meanings:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

12.    The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

13.    If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all documented out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

14.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department and to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, fax: (212) 622-8358, Attention: Equity Syndicate Desk, with copies to Gregg Noel, Esq. Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California 94301; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Secretary, with copies to Pamela L. Marcogliese, Esq. Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006; and if to any stockholder that has delivered a lock-up letter described in Section 8(j) hereof shall be delivered or sent by mail to his, her or its respective address provided as such stockholder provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided further, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives at Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room and to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, fax: (212) 622-8358, Attention: Equity Syndicate Desk. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

15.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.    The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

18.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

19.    This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

20.    The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22.    Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Pinterest, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

On behalf of each of the Underwriters

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Allen & Company LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc
Citigroup Global Markets Inc
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc
RBC Capital Markets, LLC
Robert W. Baird & Co. Incorporated
UBS Securities LLC
Wells Fargo

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

[●]

(b) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per share for the Shares is $[●].

The number of Firm Shares purchased by the Underwriters from the Company is [●].

The number of Optional Shares that may be purchased by the Underwriters from the Company is [●].

(c) Section 5(d) Writings:

[●].

Schedule III

PERSONS SUBJECT TO LOCK-UP AGREEMENTS

ANNEX I

FORM OF PRESS RELEASE

Pinterest, Inc.

[Date]

Pinterest, Inc. (“Pinterest”) announced today that Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, the lead book-running managers in the Company’s recent public sale of                 shares of Class A common stock, are [waiving] [releasing] a lock-up restriction with respect to                  shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on                     ,          20    , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX II

FORM OF LOCK-UP AGREEMENT

Pinterest, Inc.

Lock-Up Agreement

[●], 2019

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179-0001

Re: Pinterest, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Pinterest, Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of shares (the “Shares”) of the Class A common stock, par value $0.00001 per share, of the Company (the “Class A Common Stock” and together with the Class B common stock, par value $0.00001 per share, of the Company (the “Class B Common Stock”), the “Common Stock”), pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”).

1.    In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this letter (“Lock-Up Agreement”) and continuing to and including the date 180 days after the date (the “Public Offering Date”) set forth on the final prospectus (the “Prospectus”) used to sell the Shares (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”) or to publicly announce the intention to engage in any of the foregoing transactions, other than as otherwise provided herein. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if the Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares. If the undersigned is an officer (within the meaning of Section 16(a) of the Securities Exchange Act of 1934) or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the Public Offering.

If the undersigned is an officer (within the meaning of Section 16(a) of the Securities Exchange Act of 1934) or director of the Company, (i) the Representatives agree that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed or will agree in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver in accordance with the requirements under FINRA Rule 5131 (or any successor provision thereto) (for the avoidance of doubt, the Blackout Related Release (as defined below) shall not be deemed a release or waiver under this Lock-Up Agreement pursuant to FINRA Rule 5131, and is instead an expiration of the Lock-Up Agreement pursuant to its terms). Any release or waiver granted by the Representatives hereunder to any such officer (within the meaning of Section 16(a) of the Securities Exchange Act of 1934) or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, the undersigned may (a) transfer the Undersigned’s Shares:

(1)    as a bona fide gift or gifts or for bona fide estate planning purposes, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, and provided further that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting such transfer of the Undersigned’s Shares, shall be required or shall be voluntarily made during the Lock-Up Period (other than a filing on Form 5 required and filed within 45 days after December 31, 2019);

(2)    to any member of the undersigned’s immediate family or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust (including such beneficiary’s estate) of the undersigned, provided that (A) the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, (B) any such transfer shall not involve a disposition for value and (C) no filing under Section 16(a) of the Exchange Act, reporting such transfer of the Undersigned’s Shares, shall be required or shall be voluntarily made during the Lock-Up Period (other than a filing on Form 5 required and filed within 45 days after December 31, 2019);

(3)    upon death or by will, testamentary document or intestate succession, provided that (A) the transferee agrees to be bound in writing by the restrictions set forth herein, (B) any such transfer shall not involve a disposition for value and (C) no filing under Section 16(a) of the Exchange Act, reporting such transfer of the Undersigned’s Shares, shall be required or shall be voluntarily made during the Lock-Up Period (other than a filing on Form 5 required and filed within 45 days after December 31, 2019);

(4)    in connection with a sale of the Undersigned’s Shares acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the Public Offering Date, provided that it shall be a condition to the transfer that no filing under Section 16(a) of the Exchange Act, reporting such transfer of the Undersigned’s Shares, shall be required or shall be voluntarily made during the Lock-Up Period;

(5)    to the Company (i) as forfeitures to satisfy any income, employment or social tax withholding and remittance obligations of the undersigned arising in connection with the exercise of options or vesting or settlement of restricted stock units held by the undersigned and outstanding as of the Public Offering Date, or (ii) pursuant to a net exercise or cashless exercise by the undersigned of options held by the undersigned and outstanding as of the Public Offering Date; provided that (A) any filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such transfer by or on behalf of the undersigned, shall clearly indicate in the footnotes thereto the nature and conditions of such transfer, (B) any such shares of Common Stock received upon such exercise, vesting or settlement shall be subject to the terms of this Lock-Up Agreement, and (C) such options or restricted stock units were issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is disclosed in the Prospectus;

(6)    if the undersigned is a partnership, limited liability company, corporation, trust or other business entity (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (within the meaning set forth in Rule 405 as promulgated by the SEC under the Securities Act of 1933, as amended, and including subsidiaries of the undersigned) of the undersigned, (B) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) or (C) as part of a distribution, transfer or disposition by the undersigned to its stockholders, limited partners, general partners, limited liability company members or other equityholders or to the estate of any such stockholders, limited partners, general partners, limited liability company members or other equityholders, provided that (X) the transferee or distributee agrees to be bound in writing by the restrictions set forth herein, (Y) any such transfer shall not involve a disposition for value and (Z) no filing under Section 16(a) of the Exchange Act, reporting such transfer of the Undersigned’s Shares, shall be required or shall be voluntarily made during the Lock-Up Period;

(7)    in connection with the exercise of options or the vesting and settlement of restricted stock units, in each case, outstanding as of the Public Offering Date, any transfer of shares of Common Stock (including, without limitation, the establishment of a written plan meeting the requirements of Rule 10b5-1 and any sales pursuant to such plan) issued upon exercise or settlement of options or restricted stock units held by the undersigned on or after the Public Offering Date necessary to generate such amount of cash needed to satisfy income, employment or social tax withholding and remittance obligations, including estimated taxes, due as a result of the exercise of such options or vesting or settlement of such restricted stock units; provided that (A) at least 30 days have elapsed since the Public Offering Date, (B) any filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such transfer by or on behalf of the undersigned, shall clearly indicate in the footnotes thereto the nature and conditions of such transfer, (C) any such shares of Common Stock received by the undersigned upon such exercise, vesting or settlement shall be subject to the terms of this Lock-Up Agreement, and (D) such options or restricted stock units were issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is disclosed in the Prospectus;

(8)    by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement, provided the transferee agrees to be bound in writing by the restrictions set forth herein, provided further that any filings under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such transfer by or on behalf of the undersigned, shall clearly indicate in the footnotes thereto that such transfer was by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(9)    to the Company, in connection with the repurchase of shares of Common Stock issued pursuant to an employee benefit plan disclosed in the Prospectus or pursuant to the agreements pursuant to which such shares were issued as disclosed in the Prospectus or the Registration Statement, in each case, upon termination of the undersigned’s relationship with the Company, provided that no filing under Section 16(a) of the Exchange Act, reporting such transfer of the Undersigned’s Shares, shall be required or shall be voluntarily made during the Lock-Up Period;

(10)    pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock and approved by the board of directors of the Company, and the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 75% of total voting power of the voting stock of the Company or the surviving entity (a “Change of Control Transaction”), provided that in the event that the Change of Control Transaction is not completed, the Undersigned’s Shares shall remain subject to the provisions of this Lock-Up Agreement;

(11)    to the Company in connection with the conversion or reclassification of the outstanding equity securities of the Company into shares of Common Stock, or any reclassification or conversion of the Company’s Common Stock (including the conversion of shares of Class B Common Stock into Class A Common Stock), as described and as contemplated in the Prospectus, provided that any such shares of Common Stock received upon such conversion or reclassification shall be subject to the terms of this Lock-Up Agreement;

(12)    to the Company in connection with the redemption of fractional shares of the Company’s capital stock; or

(13)    with the prior written consent of the Representatives on behalf of the Underwriters;

(b)    enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of securities of the undersigned, if then permitted by the Company, provided that (X) the securities subject to the plan may not be sold during the Lock-

Up Period (except to the extent otherwise allowed pursuant to clause (a)(7) above) and (Y) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan during the Lock-Up Period, such announcement or filing shall include a statement to the effect that no transfer of shares of Common Stock may be made under such plan during the Lock-Up Period (except to the extent otherwise allowed pursuant to clause (a)(7) above); and

(c)    exercise any registration rights that are available to the undersigned during the Lock-Up Period and include, as may be reasonably required or otherwise appropriate, such disclosure regarding the proposed sale of the Undersigned’s Shares in the applicable registration statement or prospectus filed by the Company with the SEC.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (a) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

In addition, and notwithstanding the provisions of the second paragraph of this Lock-Up Agreement, (i) if the restrictions set forth in this Lock-Up Agreement would apply during any portion of the last Trading Window Period regularly scheduled to begin prior to the date 180 days after the Public Offering Date, (ii) at least 150 days have elapsed since the Public Offering Date and (iii) the Company has publicly released results for the quarterly period during which the Public Offering occurred, then the last day of the Lock-Up Period shall be the later of (x) the Trading Day immediately prior to the regularly scheduled commencement of the last Trading Window Period and (y) 150 days after the Public Offering Date (the “Blackout Related Release”), provided that, promptly upon the Company’s determination of the date of the Blackout Related Release and in any event at least seven Trading Days in advance of the Blackout Related Release, the Company shall notify the Representatives of the date of the impending Blackout Related Release, and shall announce the date of the Blackout Related Release through a major news service, or on a Form 8-K, at least two Trading Days in advance of the Blackout Related Release. For purposes of this paragraph, a “Trading Day” is a day on which the New York Stock Exchange and the Nasdaq Stock Market are open for the buying and selling of securities. For purposes of this Lock-Up Agreement, the “Trading Window Period” shall mean a broadly applicable period regularly scheduled to occur following the Company’s quarterly earnings release during which trading in the Company’s securities would not otherwise be restricted under the Company’s insider trading policy. For the avoidance of doubt, notwithstanding anything to the contrary contained herein, in no event shall the Lock-Up Period end later than 180 days after the Public Offering Date.

[Any discretionary release, waiver or termination of the restrictions pursuant to a lock-up agreement of any officer (within the meaning of Section 16(a) of the Securities Exchange Act of 1934) or director of the Company or another holder of at least one percent of the outstanding shares of Common Stock on the date hereof on an as-converted basis (each, a “Pro Rata Release Holder”) shall be deemed to apply to the undersigned on a pro rata basis, based on the percentage of such Pro Rata Release Holder’s shares which are the subject of such release, waiver or termination relative to the aggregate number of shares of such Pro Rata Release Holder subject to a lock-up agreement as of immediately prior to such release. The Representatives shall provide at least three business days’ notice to the Chief Financial Officer of the Company prior to the effective date of such release or waiver (the effective date of such release or waiver, the “Release Date”), stating the percentage of shares held by such person or entity to be released, and the Company shall, within four business days thereafter, send notice to the undersigned stating the same percentage of shares of Common Stock held by the undersigned as is held by the Pro Rata Release Holder shall be released from the restrictions set forth herein on the Release Date. The provisions of this paragraph will not apply if (i)(a) the release, waiver or termination is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer; (ii) the release, waiver or termination is granted to a holder of Common Stock in connection with a follow-on public offering of Common Stock pursuant to a registration statement on Form S-1 that is filed with the Securities and Exchange Commission and, if the undersigned has registration rights available to it under the Amended and Restated Investor Rights Agreement, dated as of June 2, 2017 (the “Investor Rights Agreement”), the undersigned has (a) been given an opportunity to participate with other selling stockholders in such public offering on a pro rata basis in accordance with the terms of the Investor Rights Agreement and (b) has declined to so participate, or (iii) the releases, waivers or terminations are granted to one or more any individual parties (whether in one or multiple releases) by the Representatives in an amount less than or equal to an aggregate of 1% of the Company’s outstanding shares of Common Stock, calculated immediately prior to the Public Offering on an as-converted basis. Notwithstanding any other provisions of this agreement, if the Representatives in their sole discretion determine that a Pro Rata Release Holder should be granted a discretionary release, waiver or termination due to circumstances of emergency or hardship, then the undersigned shall not have any right to be granted a pro rata release pursuant to the terms of this paragraph.]

In the event that either of the Representatives withdraws from or declines to participate in the Public Offering, all references to the Representatives contained in this Lock-Up Agreement shall be deemed to refer to the sole Representative that continues to participate in the Public Offering (the “Sole Representative”), and, in such event, any written consent, waiver or notice given or delivered in connection with this Lock-Up Agreement by the Sole Representative shall be deemed to be sufficient and effective for all purposes under this Lock-Up Agreement.

The undersigned hereby consents to receipt of this Lock-Up Agreement in electronic form and understands and agrees that this Lock-Up Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

It is understood that this Lock-Up Agreement shall immediately be terminated and the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (ii) the Company files an application with the SEC to withdraw the registration statement related to the Public Offering, (iii) the Underwriting Agreement is executed but is then terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the Shares to be sold thereunder, or (iv) the Public Offering shall not have been completed by September 30, 2019, in the event the Underwriting Agreement has not been executed by such date; provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to three additional months.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

IF AN INDIVIDUAL:	IF AN ENTITY:

By:
	(duly authorized signature)	(please print complete name of entity)

Name:		By:
	(please print full name)	(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

ANNEX III

FORM OF OPINION OF COUNSEL FOR THE COMPANY

ANNEX IV

FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY

ANNEX V

FORM OF OPINION OF DELAWARE COUNSEL FOR THE COMPANY

ANNEX VI

FORM OF CFO CERTIFICATE